Exhibit 99.2
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation                      Case No. 03-12635(MFW)
       ----------------------------                               --------------
                                                Reporting Period: October 2003
                                                                  --------------

                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                          Form No.         Attached       Attached
----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1            Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (Con't)    Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             Yes
Statement of Operations                                                     MOR-2            Yes
Balance Sheet                                                               MOR-3            Yes
Status of Postpetition Taxes                                                MOR-4            Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     Yes
Summary of Unpaid Postpetition Debts                                        MOR-4            Yes
     Listing of aged accounts payable                                                        Yes
Accounts Receivable Reconciliation and Aging                                MOR-5            Yes
Debtor Questionnaire                                                        MOR-5            Yes
----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                November 20, 2003
--------------------------------------           -----------------
Signature of Debtor                              Date


/s/ Alan L. Hunte                                November 20, 2003
--------------------------------------           -----------------
Signature of Joint Debtor                        Date


/s/ Alan L. Hunte                                November 20, 2003
--------------------------------------           -----------------
Signature of Authorized Individual*              Date


Alan L. Hunte                                    November 20, 2003
--------------------------------------           -----------------
Printed Name of Authorized Individual*           Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

In re:  Trenwick America Corporation                 Case No.     03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period October 2003

                                                    Bank Accounts
                                     Operating         Payroll           Tax            Other
                                  --------------------------------------------------------------
  Cash - Beg of Month              1,761,381.00         35,342.51         NA        4,102,258.04
                                  --------------------------------------------------------------

       Receipts:
       Cash Sales                            --                --         --                  --
     Accounts Rec                            --                --         --                  --
    Loans & Advances                         --                --         --                  --
     Sale of Assets                          --                --         --                  --
        Deposits                     212,666.35                --         --                  --
         Other                         1,302.12                --         --            3,274.39
    Fund Transfer **               3,179,898.43                --         --                  --
  Transfers (Interco)              1,283,241.84      1,548,403.80         --                  --
                                  --------------------------------------------------------------

     Total Receipts                4,677,108.74      1,548,403.80         --            3,274.39
                                  --------------------------------------------------------------

     Disbursements:
      Net Payroll                            --       (984,089.68)        --                  --
     Payroll Taxes                           --       (564,314.12)        --                  --
Sales, Use, & Other Tax                      --                --         --                  --
  Inventory Purchases                        --                --         --                  --
 Secured Rental/Leases              (296,482.23)               --         --                  --
       Insurance                             --                --         --                  --
     Administrative                 (765,391.06)               --         --                  --
        Selling                              --                --         --                  --
         Other                          (171.97)           (10.62)        --                  --
     Transfers (PR)               (1,552,817.04)               --         --       (4,105,532.43)
   Professional Fees                         --                --         --                  --
      Court Costs                            --                --         --                  --
                                  --------------------------------------------------------------

  Total Disbursements             (2,614,862.30)    (1,548,414.42)        --       (4,105,532.43)
                                  --------------------------------------------------------------

     Net Cash Flow                 2,062,246.44            (10.62)        --       (4,102,258.04)
                                  --------------------------------------------------------------

   Cash: End of Month              3,823,627.44         35,331.89         --                  --
                                  ==============================================================

**

Fund transfer in from Independence bank amount of $4,105,532.43

Fund transfer in from Chartwell for Tax fund amount of $1,074,366

Fund transfer out to Vista account, amount of $2,000,000

Trenwick America Corporation
Bank Reconciliations
October 2003

The following bank accounts have been reconciled

     Operating:

    Account No.

     Location:           JPMorganChase, NY
                        ABA No. 021-000-021

     Month End
    Book Balance          $  3,823,627.44

Payroll: - bank statement not yet received

Independence Bank: account closed during October 2003

Trenwick America Corp.
Disbuusements Log (Excludes Interco.)
October-03

    Wire Date                   Amount                     Vendor Name
----------------------------------------  --------------------------------------
2003-10-09                    69,322.81   New York Life Benefit Services Co.
2003-10-21                    25,000.00   IBNR, LLC
2003-10-22                   179,628.56   New York Life Benefit Services Co.
2003-10-27                   107,607.07   New York Life Benefit Services Co.

                             381,558.44

   Check
   Number                       Amount                     Vendor Name
----------------------------------------  --------------------------------------
107584                         2,637.33   Holiday Inn Select
107585                            39.86   AT&T
107586                           545.64   Avalon/Ambassador Limousine
107587                           444.25   BMC Solutions, Inc.
107588                           685.00   CDW Computer Centers, Inc
107589                            60.00   Connecticut Association of Paralegals
107590                           598.00   Eastern Data Paper
107591                        78,170.00   Ernst & Young LLP
107592                           106.75   Executive Charge, Inc.
107593                           407.40   Federal Express Corporation
107594                           600.00   Federal Reserve Bank of Cleveland
107595                            99.50   First Management Services, Inc.
107596                            48.76   IKON Office Solutions
107597                           205.29   Marks Bros. Stationers, Inc.
107598                           841.88   Motient
107599                           194.04   PRS Courier Worldwide Inc.
107600                            47.28   Royal Messenger Service
107601                            49.50   Silvana Griffith
107602                         1,925.00   Susan Zicarelli
107603                         7,420.80   Unum Life Insurance Company of America
107604                            30.67   Visible Computer Supply Corporation
107605                            49.25   Dave Semeraro
107606                           246.47   Finkelstein,David M.
107607                         2,538.00   Advanced Solutions, Inc.
107609                           678.40   Blondie's Treehouse, Inc
107610                         2,550.00   CCBN, INC
107611                           561.80   CCH Incorporated
107612                           481.20   Ceridian Employer Services
107613                         1,884.71   Crystal Rock Water Company
107614                           112.50   Eastern Benefit Systems, Inc.
107615                       148,198.44   Equity Office Properties, L.L.C.
107616                           250.00   Executive Health EXAMS
107617                           223.83   Federal Express Corporation
107618                         2,800.00   Global Knowledge
107619                         3,027.86   Iron Mountain
107620                           728.00   Joyce Van Lines, Inc.
107621                         1,156.41   Marks Bros. Stationers, Inc.

107622                           238.14   PRS Courier Worldwide Inc.
107623                           295.00   ProData
107624                         8,071.90   Propark, Inc.
107625                           643.05   Snet
107626                         6,652.00   Sungard Recovery Services Inc.
107627                         1,680.09   W. Marston Becker
107628                           217.00   Catherine Homola
107629                           188.87   Ellery Stevenson
107630                         1,349.46   Robert Crowther
107632                         3,594.25   Timothy Graham
107634                           271.00   Tyler Jr.,Stanlee C.
107635                            19.95   AT&T
107636                           377.60   AT&T
107637                             1.09   AT&T
107638                           516.44   AT&T
107639                            69.70   American Management Association
107640                           420.00   Business Wire
107641                         2,481.46   CCH Incorporated
107642                         1,793.70   CDW Direct, LLC
107644                           254.04   Ceridian Employer Services
107645                           394.16   Connecticut Corporate Caterers,LLC
107646                            26.76   Connecticut Telephone
107647                           275.51   Deraventures, Inc.
107648                           421.52   Federal Express Corporation
107649                         4,795.00   Global Knowledge
107650                           333.84   Ios Capital
107651                         6,179.80   Liebert Global Services
107652                           320.00   Liz Sue Bagels
107653                           367.31   MCI
107654                           489.81   Marks Bros. Stationers, Inc.
107655                           782.75   Network Synergy
107656                           738.56   Nextel
107657                         2,847.88   Paul Revere Insurance Group
107658                         6,934.48   Pitney Bowes
107659                           300.00   Propark, Inc.
107660                         4,000.00   Susan Zicarelli
107661                         2,664.38   Temco Service Industries, Inc.
107662                           250.00   Vuli Restaurant
107663                           445.36   W. Marston Becker
107664                            46.21   WORLDCOM
107665                           182.00   Gale,Matthew B.
107666                        10,514.29   Hunte,Alan L.
107669                            78.68   Robert Crowther
107670                           145.85   Sakyi,Caesar
107672                        10,000.00   Rossfield Advisors, LLC
107673                        88,462.46   Anthem BCBSCT
107674                           880.89   BMW Financial Services
107675                           948.70   Business Invirons
107676                         2,184.40   CDW Direct, LLC
107677                        16,812.29   CYPRESS COMMUNICATIONS
107678                           718.65   Cognet Communications, Inc.
107679                         6,665.01   Delta Dental

107680                           201.05   Executive Charge, Inc.
107681                           311.81   Federal Express Corporation
107682                           600.00   Federal Reserve Bank of Cleveland
107683                         4,348.60   Imagistics International Inc.
107684                           221.81   Ios Capital
107685                           195.00   Mail Delivery Service of Stamford, LLC
107686                         2,003.12   Marks Bros. Stationers, Inc.
107688                         1,266.00   Mary A. Pagoto
107689                           847.00   Motient
107690                           265.00   Naic
107691                         9,748.91   Network Synergy
107692                            69.00   Olney Bean
107693                           400.00   The Pension Service, Inc.
107694                         8,377.95   Unum Life Insurance Company of America
107695                            15.00   Velocity Express
107696                           121.30   Daniels,Gary
107697                         1,491.29   Hunte,Alan L.
107700                            38.70   Richard Pikikero
107701                           379.48   CCH Incorporated
107702                         2,577.63   CDW Direct, LLC
107703                         7,840.49   CYPRESS COMMUNICATIONS
107704                           321.48   Ceridian Employer Services
107705                         3,074.00   Citrix Systems, Inc.
107706                           105.08   Connecticut Telephone
107707                           590.29   Connecticut Telephone
107708                           743.78   Encon Heating & AirConditioning
107709                       148,283.79   Equity Office Properties, L.L.C.
107710                           250.00   Executive Health EXAMS
107711                           596.18   Federal Express Corporation
107712                           985.92   Glowpoint
107713                         3,792.78   IKON Office Solutions
107714                            16.79   MCI
107715                         1,431.75   MCI
107716                           223.02   Marks Bros. Stationers, Inc.
107717                         3,532.59   Pitney Bowes
107718                         6,000.00   Susan Zicarelli
107719                         3,471.36   West Group
107720                           831.31   Daniels,Gary
107721                            37.75   LaFleur,Mirianne
107722                           218.94   Leshaw,Jerome B.
107723                         2,775.17   Marty Becker
107725                         1,728.62   Timothy Graham

                             680,314.85

Grand total                1,061,873.29

       Trenwick America Corp.                            Case No. 03-12635 (MFW)
------------------------------------                              --------------
            Debtor                              Reporting Period: October 2003
                                                                  --------------

                             Statement of Operations
                               (Income Statement)

=======================================================================================================
                                                             Month Ended                  Cumulative
REVENUES                                                     October 2003              Filing to Date
=======================================================================================================
Gross Revenues                                             $        40,176             $       147,877
-------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                            --                          --
-------------------------------------------------------------------------------------------------------
Net Revenue                                                $        40,176             $       147,877
-------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                      --
-------------------------------------------------------------------------------------------------------
Beginning Inventory                                                     --                          --
-------------------------------------------------------------------------------------------------------
Add: Purchases                                                          --                          --
-------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                       --                          --
-------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                    --                          --
-------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                  --                          --
-------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                      --                          --
-------------------------------------------------------------------------------------------------------
Gross Profit                                                        40,176                     147,877
-------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------
Advertising                                                             --                          --
-------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                   9                           9
-------------------------------------------------------------------------------------------------------
Bad Debts                                                               --                          --
-------------------------------------------------------------------------------------------------------
Contributions                                                           --                          --
-------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                           3,176                       3,427
-------------------------------------------------------------------------------------------------------
Insider compensation*                                               10,326                      90,470
-------------------------------------------------------------------------------------------------------
Insurance                                                                9                          15
-------------------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                          11,335                     161,330
-------------------------------------------------------------------------------------------------------
Office Expense                                                       8,783                      21,042
-------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                       4,242                       4,976
-------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                966                       1,098
-------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                              31,115                      59,115
-------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                            9,465                      10,392
-------------------------------------------------------------------------------------------------------
Supplies                                                             2,909                       4,693
-------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                          905                       1,197
-------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                       --                          --
-------------------------------------------------------------------------------------------------------
Taxes-Other                                                             --                       6,000
-------------------------------------------------------------------------------------------------------
Travel and Entertainment                                               361                         365
-------------------------------------------------------------------------------------------------------
Utilities                                                              954                         957
-------------------------------------------------------------------------------------------------------
Other (attach schedule)                                            219,630                   3,892,983
-------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                       304,185                   4,258,069
-------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                 59,399                     122,448
-------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                   (323,408)                 (4,232,640)
-------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                                           --
-------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                  (3,397,279)                (18,559,497)
-------------------------------------------------------------------------------------------------------
Interest Expense                                                        --                          --
-------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                         --                          --
-------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                   (3,720,687)                (22,792,138)
-------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                    --
-------------------------------------------------------------------------------------------------------
Professional Fees                                                       --                          --
-------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                             --                          --
-------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                     --
-------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                           4,796                      16,953
-------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                       --                          --
-------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                         --                          --
-------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                        4,796                      16,953
-------------------------------------------------------------------------------------------------------
Income Taxes                                                       (73,535)                    (73,535)
-------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                          $    (3,642,356)            $   (22,701,650)
=======================================================================================================

* Insider compensation includes amounts paid to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 30 officers which were not included in this amount.

** Represents amounts charged by Trenwick affiliates under the Administrative Services Agreement

                  STATEMENT OF OPERATIONS - continuation sheet

================================================================================
                                             Month Ended            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                October 2003         Filing to Date
================================================================================

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Audit Fees                                        (28,882)                 (128)
--------------------------------------------------------------------------------
Accounting & Tax Fees                              (3,712)               40,804
--------------------------------------------------------------------------------
Other Fees                                        242,614             3,836,868
--------------------------------------------------------------------------------
Data Processing                                     8,795                14,525
--------------------------------------------------------------------------------
Seminars & Continuing Education                       798                   898
--------------------------------------------------------------------------------
Dues & Subscriptions                                   17                    14
--------------------------------------------------------------------------------
Total Other Expenses                              219,630             3,892,985
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                  (3,397,279)          (18,559,497)
--------------------------------------------------------------------------------
Total Other Income (Loss)                      (3,397,279)          (18,559,497)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                      FORM MOR-2

   Trenwick America Corporation                        Case No. 03-12635 (MFW)
---------------------------------                               ----------------
              Debtor                          Reporting Period: October 31, 2003
                                                                ----------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------
                                                                              BOOK VALUE AT END OF            BOOK VALUE ON
                             ASSETS                                         CURRENT REPORTING MONTH           PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                             --                          --
-----------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                          5,623,432                   4,532,566
-----------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                             51,657,483                  48,745,299
-----------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                              --                          --
-----------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                   --                          --
-----------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                         226,643                     503,054
-----------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                     1,000                      10,000
-----------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                   340,702                     327,755
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                             $    57,849,262             $    54,118,674
-----------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                --                          --
-----------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                       --                          --
-----------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                              19,766,984                  20,723,654
-----------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                 3,485,693                   3,485,693
-----------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                      --                          --
-----------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                        (16,030,581)                (15,433,035)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                       $     7,222,096             $     8,776,312
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                       180,414                     266,900
-----------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                       238,222,295                 249,660,381
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                               $   238,402,708             $   249,927,281
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     $   303,474,066             $   312,822,267
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF             BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                CURRENT REPORTING MONTH           PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                         570,542                          --
-----------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                           --                          --
-----------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                             31,380                          --
-----------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                 --                          --
-----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                              --                          --
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                             --                          --
-----------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                      --                          --
-----------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                         581,238                          --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                   $     1,183,160             $            --
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                  --                          --
-----------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                 --                          --
-----------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                       290,809,599                 289,648,446
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                   $   290,809,599             $   289,648,446
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    291,992,759                 289,648,446
-----------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                100                         100
-----------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                           266,985,085                 266,985,085
-----------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                        --                          --
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                    (246,858,372)               (246,858,372)
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                    (22,701,651)                         --
-----------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                         14,056,144                   3,047,008
-----------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                         --                          --
-----------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                 $    11,481,307             $    23,173,821
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                             $   303,474,066             $   312,822,267
=============================================================================================================================

*Loans to Insiders includes loans to members of the Runoff Management Team. The
 Trenwick group's U.S. operations currently have an additional 30 officers which were not included in this amount.

                                                                      FORM MOR-3

   Trenwick America Corporation                        Case No. 03-12635 (MFW)
---------------------------------                               ----------------
              Debtor                          Reporting Period: October 31, 2003
                                                                ----------------

                       BALANCE SHEET - continuation sheet

---------------------------------------------------------------------------------------------
                                             BOOK VALUE AT END OF             BOOK VALUE ON
             ASSETS                        CURRENT REPORTING MONTH            PETITION DATE
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
---------------------------------------------------------------------------------------------
Accrued Investment Income                             340,702                        327,755
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------
Deferred Taxes Receivable                           1,308,827                      1,198,532
---------------------------------------------------------------------------------------------
Investment in Subsidiaries                        236,913,084                    244,859,636
---------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                382                      3,602,213
---------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                238,222,295               $    249,660,381
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                              BOOK VALUE AT END OF            BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                CURRENT REPORTING MONTH           PETITION DATE
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
---------------------------------------------------------------------------------------------
Accrued Expenses                                       87,682                      1,333,307
---------------------------------------------------------------------------------------------
Interest Payable                                   12,728,025                     12,728,025
---------------------------------------------------------------------------------------------
Taxes Payable                                       5,002,200                      2,601,759
---------------------------------------------------------------------------------------------
Due to Affiliates                                  82,787,757                     82,787,757
---------------------------------------------------------------------------------------------
Indebtedness                                      190,203,935                    190,197,598
---------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              290,809,599                    289,648,446
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------
Due to Affiliates                                     581,238                             --
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
---------------------------------------------------------------------------------------------
Equity in Subsidiary                               14,056,144                      3,047,008
---------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

In re Trenwick America Corporation                       Case No. 03-12635 (MFW)
      ----------------------------                                --------------
                 Debtor                         Reporting period: October 2003
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------------------------------
                                               Beginning     Amount
                                                  Tax      Withheld or                                  Check. No    Ending Tax
                                               Liability     Accrued       Amount Paid      Date Paid     or EFT      Liability
===============================================================================================================================
Federal
-------------------------------------------------------------------------------------------------------------------------------
Withholding                                         --       353,970          353,970       10/8,9,22        EFT          --
-------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                       --        60,110           60,110       10/8,9,22        EFT          --
-------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                       --        60,110           60,110       10/8,9,22        EFT          --
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                                        --           115              115       10/8,9,22        EFT          --
-------------------------------------------------------------------------------------------------------------------------------
Income                                              --            --               --                                     --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                              --            --               --                                     --
-------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                               --       474,305          474,305                                     --
-------------------------------------------------------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------------------------------------------------------
Withholding                                         --        88,958           88,958       10/8,9,22        EFT          --
-------------------------------------------------------------------------------------------------------------------------------
Sales                                               --            --               --                                     --
-------------------------------------------------------------------------------------------------------------------------------
Excise                                              --            --               --                                     --
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                                        --         1,051            1,051       10/8,9,22        EFT          --
-------------------------------------------------------------------------------------------------------------------------------
Real Property                                       --            --               --                                     --
-------------------------------------------------------------------------------------------------------------------------------
Personal Property                                   --            --               --                                     --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                              --            --               --                                     --
-------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                             --        90,009           90,009                                     --
-------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                         --       564,314          564,314                         --          --
-------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-------------------------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
                                                 ==============================================================================
                                                 Current         0-30          31-60           61-90      Over 90       Total
-------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                  --               --                                      --
-------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                              --
-------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                              --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                     --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                    --
-------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                  --
-------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                          --
-------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                    --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                     --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                     --
-------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                            --            --               --             --           --          --
-------------------------------------------------------------------------------------------------------------------------------

                                                                     FORM  MOR-4
                                                                          (9/99)

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
----------------------------------                               ---------------
             Debtor
                                                Reporting Period: October 2003
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

========================================================================    ===============
Accounts Receivable Reconciliation                                                Amount
========================================================================    ===============
Total Accounts Receivable at the beginning of the reporting period            50,932,522.78
------------------------------------------------------------------------    ---------------
+ Amounts billed during the peiod                                              2,035,519.24
------------------------------------------------------------------------    ---------------
- Amounts collected during the peiod                                          (1,310,558.65)
------------------------------------------------------------------------    ---------------
Total Accounts Receivable at the end of the reporting period                  51,657,483.37
------------------------------------------------------------------------    ---------------

========================================================================    ===============
Accounts Receivable Aging                                                         Amount
========================================================================    ===============
0 - 30 days old                                                                1,978,336.00
------------------------------------------------------------------------    ---------------
31 - 60 days old                                                                 431,603.72
------------------------------------------------------------------------    ---------------
61 - 90 days old                                                                 441,984.49
------------------------------------------------------------------------    ---------------
91 + days old                                                                 59,992,377.16
------------------------------------------------------------------------    ---------------
Total Accounts Receivable                                                     62,844,301.37
------------------------------------------------------------------------    ---------------
Amount considered uncollectible (Bad Debt)                                   (11,186,818.00)
------------------------------------------------------------------------    ---------------
Accounts Receivable (Net)                                                     51,657,483.37
------------------------------------------------------------------------    ---------------

                              DEBTOR QUESTIONNAIRE

========================================================================    ===============
Must be completed each month                                                   Yes     No
========================================================================    ===============
1. Have any assets been sold or transferred outside the normal course
of business this reporting period? If yes, provide an explanation below.                X
------------------------------------------------------------------------    ---------------
2. Have any funds been disbursed from any account other than a debtor
in possession account this reporting period? If yes, provide and                        X
explanation below.
------------------------------------------------------------------------    ---------------
3. Have all postpetition tax returns been timely filed? If no, provide
an explanation below.                                                           X
------------------------------------------------------------------------    ---------------
4. Are workers compensation, general liability and other necessary
insurance coverages in effect? If no, provide an explanation below.             X
------------------------------------------------------------------------    ---------------

                                                                      FORM MOR-5
                                                                          (9/99)